0 28 35 0 500 1000 1500 2000 IgG Control 71421 Study Day Tumor Volume (mm3) 0 35 0 500 1000 1500 2000 Anti-PD-L1 7142128 Study Day Tumor Volume (mm3) 0 35 0 500 1000 1500 2000 Anti-Resokine 7142128 Study Day Tumor Volume (mm3) 0 35 0 500 1000 1500 2000 Anti-Resokine+Anti-PD-L1 7142128 Study Day Tumor Volume (mm3) 0 15 0 200 400 600 800 Anti‒PD-L1 Study Day Blood Glucose (mg/dL) Anti-Resokine 0 14 0 50 100 Percent Diabetic (%) rIgG2b Naive Diabetes Onset mIgG1 Anti-Resokine Naive Anti‒ PD-L1 Anti- Resokine 0.0 0.5 1.0 1.5 2.0 Pancreatic Islet Density Pancreatic Islets (#/mm2) * Naive rIgG2b Anti‒ mIgG1 Anti- PD-L1 Resokine 0 2 4 6 8 Insulin (ng/ml) Terminal Insulin 10 5 0 15 Study Day 10 5 0 15 Study Day 10 5 0 200 400 600 800 Blood Glucose (mg/dL) 0 200 400 600 800 Blood Glucose (mg/dL) Study Day 7 Anti‒PD-L1 * Control Antibodies mIgG1 rIgG2b 0 7 21 0 500 1000 1500 2000 2500 3000 Study Day Tumor Volume (mm3) Anti-Resokine Abs, no cell depletion Anti-Resokine Abs, CD4 cell depletion Anti-Resokine Abs, NK1.1 cell depletion Anti-Resokine Abs, CD8 cell depletion **** **** ** *** **** 14 Fold Change Fold Change Fold Change Fold Change IgG Control Resokine Ab1/Ab2 IgG Control Resokine Ab1/Ab2 IgG Control Resokine Ab1/Ab2 IgG Control Resokine Ab1/Ab2 0 10 20 30 CD8 0 5 10 15 20 0 5 10 15 0 5 10 15 IL-2 Receptor α qPCR Analysis of Residual B16F10 Tumors IFNgTNF-α 0 80 100 0 500 1000 1500 2000 Control Study Day Tumor Volume (mm3) 0 500 1000 1500 2000 Anti-Resokine Tumor Volume (mm3) 0 500 1000 1500 2000 Anti‒PD-L1 Tumor Volume (mm3) 0 500 1000 1500 2000 Anti-Resokine + Anti‒PD-L1 Tumor Volume (mm3) 60 40 20 0 80 100 Study Day 60 40 20 0 80 100 Study Day 60 40 20 0 80 100 Study Day 60 40 20 0 60 Study Day 40 20 Tumor Volume (mm3) 0 500 1000 1500 2000 IgG Control 0 500 1000 1500 2000 Anti‒PD-L1 Tumor Volume (mm3) 0 60 0 500 1000 1500 2000 Study Day Tumor Volume (mm3) 0 500 1000 1500 2000 Anti-Resokine + Anti‒PD-L1 Tumor Volume (mm3) 40 20 0 60 Study Day 40 20 Anti-Resokine 0 60 Study Day 40 20 IgGAnti‒PD-L1 Control + Anti-CTLA4 Anti-RK Abs 1000 500 0 1500 2000 Study Day 17 Tumor Volume (mm3) * ** IgGAnti‒PD-L1 Control + Anti-CTLA4 Anti-RK Abs 1000 500 0 1500 Study Day 15 Tumor Volume (mm3) * ** 0 21 0 500 1000 1500 2000 IgG Control Tumor Volume (mm3) 0 21 0 500 1000 1500 2000 Anti‒PD-L1 + Anti-CTLA4 Tumor Volume (mm3) 0 21 0 500 1000 1500 2000 Anti-Resokine Abs Tumor Volume (mm3) Study Day 7 14 Study Day 7 14 Study Day 7 14 75 50 25 0 100 Tumor Nodes (#) "saturated" B16F10 Melanoma Tumor Seeding * IgG Control Anti‒PD-L1 + Anti-CTLA4 Anti-RK Abs Antibodies Targeting Resokine, a Soluble Immune Modulator, Inhibit Tumor Growth in Syngeneic Mouse Models Kathy Ogilvie1, Cherie Ng1, Leslie Nangle1, Jeanette Ampudia1, Joon Chang1, Esther Chong1, Clara Polizzi1, Ronald Herbst2, Mike Oberst2, John Mumm2, Andrea Cubitt1, David King1, John Mendlein1 1aTyr Pharma, San Diego, CA; 2MedImmune, Gaithersburg, MD 3834 Abstract A number of non-canonical functions have been established for proteins generated from the tRNA synthetase gene family. One of these, termed Resokine, is derived from histidyl-tRNA synthetase and plays an important role in controlling immune cell activation. Circulating levels are sufficient to down-regulate the extent of T cell activation that can be achieved in vitro. A panel of specific monoclonal antibodies has been generated and tested for their anti-tumor activity in mouse syngeneic tumor models. Antibodies to Resokine demonstrated anti-tumor activity across three different tumor models. Treatment of subcutaneous CT26 tumors resulted in improved efficacy compared to treatment with antibodies that block the PD-1/PD-L1 interaction. Significant efficacy was also observed in the difficult to treat subcutaneous B16F10 melanoma and 4T1 breast tumor models. In addition, anti-Resokine demonstrated significant activity in a tumor seeding model using B16F10 melanoma, which resulted in inhibition of tumor nodules in the lung, and was more efficacious than a combination of antibodies to PD-L1 and CTLA-4. Combinations of anti-Resokine antibody with either anti–PD-1 or anti–PD-L1 demonstrated at least additive, and potentially synergistic activity in these models. Animals with long-term tumor regressions were reimplanted with viable tumor cells, and demonstrated long-term immune memory with rejection of the newly implanted tumors. To understand the mechanism of anti-Resokine antibody therapy, cell depletion studies were carried out in the B16F10 tumor model. In these experiments, the activity of anti-Resokine antibodies was demonstrated to be dependent upon the presence of CD8 T cells and also NK cells, but independent of CD4 T cells. The immune-based mechanism of antibodies to Resokine was further demonstrated by rechallenge of mice that had regressed tumors upon treatment. Tumor regrowth was not observed even in the absence of further treatment whereas control mice grew tumors at the normal rate, suggesting that immune memory had been induced. Antibodies to Resokine offer an exciting new potential option for immunotherapy of cancer, which has significant activity as monotherapy and is compatible with more established modalities. Anti-Resokine antibodies are currently being developed to initiate clinical evaluation. Resokine Proteins: Extracellular Histidyl-tRNA Synthetase Gene Products With Immune Modulation Activity Presented at the AACR Annual Meeting 2018; April 14‒18, 2018; Chicago, IL Antibodies to Resokine Have Anti-Tumor Activity in Three Different Syngeneic Tumor Models Anti-Resokine Antibodies Harness an Immune-Based Mechanism Diabetes Model Conclusions Anti-Resokine antibodies did not precipitate autoimmune diabetes in female NOD mice, suggesting a mechanism distinct from blockade of inhibitory cell-to-cell signals. Administration of Resokine protein delays and/or inhibits onset of T cell–driven diabetes, confirming the immune inhibitory activity of the pathway in the model. The Resokine Pathway Modulates Disease Induction in a Model of Autoimmune Diabetes Anticodon-Binding Domain iMod Domain Aminoacylation Domain Resokine Full length HARS: 509 AA Function: Immunomodulation Histidyl-tRNA Synthetase 509 AA Function: Protein synthesis iMod iMod domain (SV9): 59 AA Function: Immunomodulation Extracellular (Naturally Occurring In Circulation) Intracellular (Protein Synthesis Function) Resokine secretion Resokine Reduces Cytokine and Granzyme B Release During T Cell Activation Histidyl-tRNA synthetase is released from cells and is present in systemic circulation (Adams et al., AACR 2018). Cancer patients have higher serum levels of Resokine compared to healthy subjects. Resokine functions to inhibit T cell activation. Hypothesis: Resokine restrains immune cell function in cancer and antibodies binding to Resokine will release the inhibition of the immune system leading to therapeutic benefit. Similar for: IFNg, TNF, TGFβ, IL-13, IL-4… *p < 0.05 Efficacy in B16F10 Melanoma Model Antibodies or controls were administered on day -1, 6, and 13 Top panel: Individual tumor volumes (tumor cells implanted subcutaneously on day 0) Middle panel: Tumor volumes on respective study days (note that tumors exceeding the cutoff of 2,000 mm3 are represented at 2,000 mm3) Left panel: Tumor nodules counted in lungs harvested 18 days after intravenous tumor cell injection *p < 0.05; **p < 0.01, 1-way ANOVA followed by Dunnett’s post hoc test IgG Control Tumor Volume (mm3) Anti-PD-1 Tumor Volume (mm3) 0 0 500 1000 1500 2000 Anti-Resokine Tumor Volume (mm3) 0 Anti-Resokine+Anti-PD-1 Tumor Volume (mm3) Study Day 10 20 30 40 0 Study Day 10 20 30 40 Study Day 10 20 30 40 0 Study Day 10 20 30 40 0 500 1000 1500 2000 0 500 1000 1500 2000 0 500 1000 1500 2000 Efficacy in 4T1 Breast Cancer Model Red arrows indicate tumor cell implantation Black arrows indicate antibody administration Efficacy in Colon Tumor CT26 Model (Prophylactic Dosing) Efficacy in CT26 Colon Tumor Model (Therapeutic Dosing) Complete tumor regressions IgG Control 0 Anti–PD-L1 1 Anti-Resokine 2 Anti-Resokine + Anti–PD-L1 4 Tumor Rechallenge With No Therapeutic Agent Administered Upregulation of Inflammatory Markers, and Enhanced T Cell Infiltration at the Tumor Site Gene expression measured in residual tumors from the B16F10 melanoma model experiment shown (at left). RNA was prepared and gene expression measured using standard methods on a Fluidigm panel. Data from samples with RIN quality scores ≥ 6.9 are reported. Successful Depletion of Targeted Cell Populations in Tumor-Bearing Animals Efficacy of Anti-Resokine Abs Dependent on Both CD8 T Cells and NK Cells Top Panel: Cells in whole blood were stained with labeled antibodies specific to NK1.1, CD3, CD4, or CD8 (clones PK136, 17A2, RM4-5, 53-6.7, respectively). Cell counts were acquired on a MACSQuant 2582. Bottom Panel: Red arrow indicates tumor cell implantation. Black arrows indicate anti-Resokine antibody administration. Depletion antibodies (anti-CD4, anti-CD8, or anti-NK1.1) were dosed twice weekly **p < 0.01; ***p < 0.001; ****p < 0.0001, 2-way ANOVA followed by Dunnett's test. Depletion of CD8+ T cells or NK cells (confirmed by FACS) abolishes activity of anti-Resokine antibodies, suggesting that anti-Resokine–mediated tumor suppression is dependent upon CD8-positive effector T cells and NK cells Anti-Resokine Antibodies Do Not Provoke Autoimmune Diabetes Interruption of inhibitory cell-to-cell interactions with a PD-L1 antibody that prevents binding to both PD-1 and B7-1 (clone 10F.9G2) precipitates diabetes in a T cell–specific manner (Paterson et al., 2011, J Immunol). Upper panels: Glucometer readings (AlphaTRAK) measured in female NOD mice receiving Control rIgG2b, Control mIgG1, anti–PD-L1, or anti-Resokine. Lower left: Diabetes was defined as a measurement of > 250 mg/dL. Mice receiving anti–PD-L1 antibodies developed diabetes, whereas mice receiving controls or anti-Resokine antibody did not. Lower middle: Pancreatic islet density was defined by counting islets on H&E sections and dividing by the 2-dimensional area of the section. Lower right: Terminal insulin levels were measured by a commercial ELISA. Mice receiving anti–PD-L1 antibodies were insulinopenic compared to animals receiving anti-Resokine antibodies (1-way ANOVA followed by Dunnett’s post hoc test). Exogenous Resokine Delays Anti–PD-L1 Provoked Autoimmune Diabetes Upper left: Administration of control antibodies plus vehicle have no effect on glucometer readings from female NOD mice. Upper middle: Administration of anti–PD-L1 antibodies plus vehicle results in hyperglycemia in > 50% of animals, starting 9 days after the initiation of dosing paradigms. Upper right: Administration of Resokine.Fc, an engineered protein comprised of the immunomodulatory domain of human Resokine fused to human IgG1 Fc and expressed in bacteria, decreased the number of animals that became diabetic when exposed to anti–PD-L1 antibodies. Lower panel: Survival plot summarizing the data in the other panels of the figure, suggesting that Resokine can slow the onset of type 1 diabetes provoked by anti–PD-L1 administration. Conclusions Anti-Resokine antibodies slow tumor growth in 3 syngeneic models B16F10 melanoma 4T1 breast cancer CT26 colon cancer Anti-Resokine antibodies decrease tumor seeding in lungs after intravenous administration of B16F10 melanoma cells. Evidence for an immune-based mechanism Upregulation of inflammatory markers and enhanced T cell infiltration at the tumor site Depletion of CD8-positive effector T cells or NK cells decreases activity Long-term immune memory generated by ORCA ab treatment The Resokine pathway plays a role distinct from PD-L1 in a model of autoimmune diabetes. Anti-Resokine antibodies are currently being developed to initiate clinical evaluation. Acknowledgments Many of the data presented here were generated at Washington Biotechnology (http://www.washingtonbiotech.com). Their efforts and those of Lisa Eide, Angela Gentile, Matt Seikkula, and Erica Wood are greatly appreciated. B16F10 Melanoma Study IgGAnti‒PD-L1 Control + Anti-CTLA4 Anti-RK Abs 2000 1500 1000 500 0 2500 Tumor Volume (mm3) Day 20 * ** Percent Diabetic 0 Time (Days) 15 0 25 50 75 Diabetes Onset IgG2b + Vehicle Anti‒PD-L1 + Vehicle Anti‒PD-L1 + Resokine.Fc 10 5 0 200 400 600 800 Blood Glucose (mg/dL) Anti‒PD-L1 14 12 10 8 6 4 2 0 Time (Days) 0 200 400 600 800 Blood Glucose (mg/dL) Anti‒PD-L1 + Resokine.Fc 14 12 10 8 6 4 2 0 Time (Days) 0 200 400 600 800 Control Blood Glucose (mg/dL) 14 12 10 8 6 4 2 0 Study Day % of Vehicle (Mean & SEM) Vehicle 50 100 HARS (nM) IL-2 0 * 1 * 3 * 0.3 50 Granzyme B % of Vehicle (Mean & SEM) 100 Vehicle HARS (nM) * 1 * 3 * 0.3 0 Antibodies or controls were administered twice weekly beginning on Day -1 (tumor cells implanted subcutaneously on Day 0) Antibody administration was begun when tumors reached a volume of 90-300 mm3. Note the larger number of animals with regressed tumors in groups receiving anti-Resokine antibodies vs. anti–PD-L1 alone. On day 72, age-matched previously naive controls or animals with regressed tumors from the therapeutic dosing experiment were challenged with CT26 cells implanted on the opposite (left) flank from the first tumor. Tumors grew in all of the previously naive animals. Tumor growth was observed in several tumor experienced animals, but were subsequently regressed, substantiating that tumor memory had been established during previous treatment. Red arrows indicate tumor cell implantation Black arrows indicate antibody administration CD4 CD8 NK Control CD4 CD8 CD8 NK1.1 21.8% 7.82% 3.22% CD4 CD8 NK No depletion 23.5% 9.22% 1.71% CD8 T cell depletion CD4 CD8 NK 22.2% 0.02% 3.90% NK cell depletion CD4 CD8 NK 28.2% 11.8% 0.14% CD4 T cell depletion CD4 CD8 NK 0.74% 9.68% 5.07% EXHIBIT 99.2